                                                                   EXHIBIT 10(Q)


================================================================================


                           FIRST UNION NATIONAL BANK

                                      OF

                                NORTH CAROLINA


________________________________________________________________________________

                    MORTGAGE LOAN SELLER/SERVICER AGREEMENT

________________________________________________________________________________



================================================================================

FUNB ___________________________________________________________________________

          This MORTGAGE LOAN SELLER/SERVICER AGREEMENT (this "Agreement") dated as of_________, 199_, is between FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association (the "Purchaser"), and the seller and/or servicer named below (the "Company").

                             PRELIMINARY STATEMENT

          WHEREAS, in reliance upon the representations and warranties of the Company contained or incorporated by reference herein and in the Seller/Servicer Application attached hereto as Exhibit A, the Purchaser has agreed to purchase from the Company from time to time, and the Company has agreed to sell to the Purchaser from time to time, certain residential whole mortgage loans meeting the criteria set forth in the FUNB Seller Guide as hereinafter defined; and

          WHEREAS, the Company may retain the servicing of such mortgage loans, in which instance the Company and the Purchaser desire to prescribe the terms and conditions of such servicing as set forth in the FUNB Servicing Guide as hereinafter defined;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Company agree as follows:

          SECTION 1.     DEFINITIONS. Unless otherwise defined herein, the
                         -----------
     capitalized terms used herein shall have the meanings set forth in the Guides. Whenever used herein, the following words and phrases shall have the following meanings:

               Agreement: This Mortgage Loan Seller/Servicer Agreement,
               ---------
     including the Guides, the Commitment Confirmation Letters and all exhibits hereto and thereto, all of which are incorporated herein by reference and made a part hereof and are an integral part of this Agreement, and all amendments hereof and thereof and supplements or addendums hereto and thereto.

               Amendment: As defined in Section 4 hereof.
               ---------

               Commitment Confirmation Letter: One or more letters from the
               ------------------------------
     Purchaser to the Company setting forth certain terms and conditions relating to the sale by the Company to Purchaser of Mortgage Loans.

               Effective Date: The date of this Agreement.
               --------------

               FUNB Seller Guide: The First Union National Bank of North
               -----------------
     Carolina Mortgage Loan Conduit Seller Guide in effect on the Effective Date, as amended, modified or restated by Purchaser from time to time in accordance with Section 4 hereof.

               FUNB Servicer Guide: The First Union National Bank of North
               -------------------
     Carolina Servicer Guide in effect on the Effective Date, as amended, modified or restated by Purchaser from time to time in accordance with
     Section 4 hereof.

               Guides: The FUNB Seller Guide and the FUNB Servicer Guide.
               ------

               Mortgage Loan: Any mortgage loan sold by the Company to the
               -------------
     Purchaser pursuant to the terms of this Agreement.

FUNB  __________________________________________________________________________

      Page 1                                                  September 20, 1996

FUNB ___________________________________________________________________________

               Officers' Certificate: Certificates in substantially the form of
               ---------------------
     Exhibit B, signed by authorized officers of the Company.

               Opinion of Counsel: A written opinion of counsel in substantially
               ------------------
     the form of Exhibit C.

               Purchase Date: Each date that the Company sells one or more
               -------------
     Mortgage Loans to the Purchaser in accordance with the terms of this Agreement and the applicable Commitment Confirmation Letter.

               Purchase Price: For each Mortgage Loan purchased hereunder, an
               --------------
     amount determined in accordance with the applicable Commitment Confirmation Letter and the FUNB Seller Guide.

               Seller/Servicer Application: The Seller/Servicer Application in
               ---------------------------
     the form attached hereto as Exhibit A.

               Servicing Released Fee: For each Mortgage Loan purchased
               ----------------------
     Servicing Released hereunder, an amount, if any, determined by the applicable Commitment Confirmation Letter.

          SECTION 2.     DELIVERY OF THE GUIDES. The Purchaser has provided to
                         ----------------------
     the Company and the Company has received and reviewed the Guides, which are incorporated by reference in their entirety into this Agreement. The Company has had the opportunity to ask questions of the Purchaser concerning the Guides. The Company understands and agrees that the Purchaser's interpretation of the Guides shall be final and binding on the Company in all respects.

          SECTION 3.     SALE AND CONVEYANCE OF MORTGAGE LOANS: POSSESSION OF
                         ----------------------------------------------------
     MORTGAGE FILES.
     --------------

               (a) Regarding the purchase of each Mortgage Loan or Loans, the Purchaser shall issue a Commitment Confirmation Letter, which shall constitute conclusive evidence of the agreed terms for such purchase, unless specific objection with respect to the Commitment Confirmation Letter is made in writing and received by the Purchaser before 4:00 p.m. Eastern Time on the Business Day following the issuance of the Commitment Confirmation Letter.

               (b) On each Purchase Date, the Company, upon the receipt of the requisite consideration therefor, does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms and provisions of this Agreement, all the right, title, and interest of the Company in and to one or more Mortgage Loans meeting the requirements of this Agreement. In full consideration for the sale of each of the Mortgage Loans by the Company to Purchaser pursuant to this Agreement, on each Purchase Date the Purchaser shall pay to the Company the Purchase Price, as adjusted as set forth in the FUNB Seller Guide, and Servicing Released Fee, if any, for the Mortgage Loans purchased on such Purchase Date.

               (c) The Company will deliver the following items to the Purchaser on the Effective Date:

                         (i)   an executed original of this Agreement;

                         (ii) the Seller/Servicer Application, which shall be acceptable to the Purchaser in its sole discretion;

                         (iii) the Officers' Certificate;

                         (iv) the Opinion of Counsel, which shall be acceptable to the Purchaser in its sole discretion;

FUNB ___________________________________________________________________________

      Page 2                                                  September 20, 1996

FUNB ___________________________________________________________________________

                    (v) a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired through merger or originated by the Company while conducting business under a name other than its present name;

                    (vi) the written approval of any receiver, conservator or trustee that is (or may be) necessary for consummation of the transactions contemplated by this Agreement, which written approval shall be dated no more that twenty (20) days prior to the Effective Date; and

                    (vii) any consents or approvals required by Law or pursuant to contract to consummate the transactions contemplated hereby.

          (d) Upon payment for the related Mortgage Loan pursuant to this Section, the beneficial ownership of each Mortgage Note, each Mortgage, and each of the other documents comprising the Mortgage File with respect to each Mortgage Loan is hereby vested in the Purchaser, and the ownership of all records and documents with respect to each Mortgage Loan prepared by or which come into the possession of the Company is hereby immediately vested in the Purchaser and shall be held and maintained, in trust, by the Company at the will of the Purchaser in such custodial capacity only.

          SECTION 4.     APPLICATION AND AMENDMENT OF THE GUIDES: COMMITMENT
                         ---------------------------- ----------------------
     CONFIRMATION LETTER.
     -------------------

          (a) The interpretation of the Purchaser of the Guides shall be final and binding on the parties hereto in all respects. Regardless of whether specifically identified as such, each requirement, standard, instruction or statement in the Guides, the Seller/Servicer Application, this Agreement and any Commitment Confirmation Letter shall be deemed to be a representation and warranty by the Company to the Purchaser. The Purchaser may amend, alter, modify, supplement, replace or restate the Guides (an "Amendment") at any time and from time to time in its sole discretion without the consent of the Company. The Purchaser shall give written notice of an Amendment to the Company, and the Amendment shall become effective immediately upon receipt of such notice by the Company or as specifically provided therein; provided, however, no Amendment of the FUNB Seller Guide shall be effective with respect to an outstanding Commitment Confirmation Letter unless consented to by the Company. In the event of any inconsistencies between the provisions of this Agreement and the Guides, this Agreement shall control. The parties acknowledge and agree that as of the Effective Date, the FUNB Servicing Guide shall consist of the Federal National Mortgage Association Servicing Guide; provided, however, consistent with the terms of this Section 4, the Purchaser may replace such Guide at any time and from time to time with a proprietary FUNB Servicing Guide.

          (b) In the event of any inconsistencies between the provisions of this Agreement (including the Guides) and the Commitment Confirmation Letter, the Commitment Confirmation Letter shall control.

          SECTION 5.     REPRESENTATIONS. WARRANTIES AND COVENANTS OF THE
                         ------------------------------------------------
     COMPANY.
     -------

          The Company hereby makes to the Purchaser as of the Effective Date all of the Company's representations, and warranties set forth in the Guides (other than those representations and warranties that relate only to individual Mortgage Loans, which are made or effective as set forth in the FUNB Seller Guide) and grants to the Purchaser the remedies set forth hereunder and in the Guides with respect to a breach of such representations and warranties. The Company also hereby covenants with the Purchaser that the Company shall continue to comply with all of the Company's representations, warranties and covenants set forth in the Guides, each Commitment Confirmation Letter and this Agreement.

FUNB ___________________________________________________________________________

      Page 3                                                  September 20, 1996

FUNB  __________________________________________________________________________

          SECTION 6.     COSTS AND EXPENSES: RIGHT OF SETOFF.
                         -----------------------------------

                  (a) The Company shall pay all fees and expenses incurred in connection with the transactions contemplated by this Agreement, including without limitation transfer fees, recording fees, fees for title policy endorsements and continuations, attorneys' fees and costs associated with the physical delivery and insured shipment of the Mortgage Files to Purchaser and/or Purchaser's document custodian(s).

                  (b) The Purchaser and its successors and assigns shall be entitled to setoff against any amount to be paid by it to the Company for such amounts as may be due from the Company under this Agreement.

          SECTION 7.     NO SOLICITATION RIGHTS.
                         ----------------------

          Subject to the provisions set forth in this Section 7, from and after the date hereof, neither the Company, nor any of its Affiliates shall solicit, by means of direct mail, or telephonic or personal solicitation, the Mortgagors of any Mortgage Loans for purposes of prepayment of such Mortgage Loans. Solicitations undertaken by the Company or any Affiliate of the Company that are directed to the general public at large (as opposed to directed specifically at the Mortgagors), including without limitation mass mailings based on commercially acquired mailing lists, and newspaper, radio and television advertisements, shall not constitute solicitation under this
     Section 7.

          SECTION 8.     CONDITIONS TO PURCHASE.
                         ----------------------

               The obligations of Purchaser to purchase any Mortgage Loans are subject to the satisfaction prior to or on each applicable Purchase Date (or on such other date as expressly provided for herein) of the following conditions, any one or more of which may be waived in writing by Purchaser:

                  (a) All of the representations and warranties of the Company set forth in the Guides shall be true and correct as of the applicable Purchase Date, and no event shall have occurred which, with notice or the passage of time, would constitute a Default or breach under this Agreement or under the Guides.

                  (b) On each Purchase Date, Purchaser shall have received the documents and instruments required to be delivered to Purchaser on or before such Purchase Date pursuant to the Guides, duly executed by all signatories other than Purchaser as required pursuant to the respective terms thereof.

                  (c) All other terms and conditions to be performed on or prior to the applicable Purchase Date (or such other date as expressly provided for herein) by the Company shall have been duly complied with and performed in all respects pursuant to this Agreement, the applicable Commitment Confirmation Letter and the Guides.

          SECTION 9.     TERMINATION OF SUSPENSION UPON DEFAULT.
                         --------------------------------------

                  Upon the occurrence of a Default under either of the Guides, Purchaser shall have the right, at its option and in its sole discretion, to suspend the selling privileges of the Company or to terminate this Agreement, in addition to whatever rights Purchaser may have at law or in equity to damages, including injunctive relief and specific performance. Purchaser shall also have the right to terminate this Agreement without cause by giving thirty (30) days prior written notice to the Company. In the event Purchaser terminates this Agreement, the Company shall not be relieved of its servicing obligations, if any, unless expressly terminated in accordance with the FUNB Servicer Guide. Purchaser may terminate this Agreement after a suspension. A termination of this Agreement or suspension of the selling privileges of the Company due to a Default shall terminate or suspend any outstanding obligations of Purchaser to purchase mortgage loans from the Company; provided however, a termination of this Agreement without cause upon

FUNB  __________________________________________________________________________

      Page 4                                                  September 20, 1996

FUNB ___________________________________________________________________________

     the giving of notice as set forth herein shall not terminate any outstanding obligations of Purchaser to purchase mortgage loans from the Company. Purchaser may waive any Default, and upon any waiver, such Default shall cease to exist. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly waived.

          SECTION 10.    MISCELLANEOUS PROVISIONS.
                         ------------------------

               (a)       Amendment. Except as provided in Section 4 concerning
                         ---------
     the Guides and Section 3 concerning the Commitment Confirmation Letters, this Agreement may be amended from time to time by the Company and the Purchaser solely by written agreement signed by the Company and the Purchaser.

               (b)       Governing Law. This Agreement shall be governed by,
                         -------------
     construed and interpreted in accordance with the laws of the State of North Carolina.

               (c)       Consent to Jurisdiction. The parties agree that all
                         -----------------------
     legal actions and proceedings arising out of or related to this Agreement, or the transactions contemplated hereby, shall be brought in the United States District Court for the Western District of North Carolina or the Mecklenburg County Superior Court, and the parties hereby waive any objections to summons, service of process, jurisdiction over the person or subject matter, or the venuse of the courts listed above.

               (d)       Reproduction of Documents. This Agreement and all
                         -------------------------
     documents relating hereto, including without limitation (i) consents, waivers, and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates, and other information previously or hereafter furnished, may be reproduced by any photographic, facsimile transmission, photostatic, microfilm, microcard, miniature photographic, or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

               (e)       Notices. All demands, notices and communications
                         -------
     hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or by a nationally recognized overnight courier service, to the following:

          If to the Company:
                              EMB Mortgage Corporation
                             ---------------------------------------------------
                              3200 Bristol Street 8th Floor
                             ---------------------------------------------------
                              Costa Mesa, CA 92626
                             ---------------------------------------------------

     or such other address as may hereafter be furnished to the Purchaser in writing by the Company, and

          If to the Purchaser:
                              First Union National Bank of North Carolina
                              One First Union Center
                              Charlotte, N.C. 28288-0600
                              Attention: ______________________________

     or such other address as may hereafter be furnished to the Company by the Purchaser in writing.

FUNB ___________________________________________________________________________

      Page 5                                                   September20, 1996

FUNB  __________________________________________________________________________

               (f)       Severability of Provisions. If any one or more of the
                         --------------------------
     covenants, agreements, provisions, or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions, or terms of this Agreement or the rights of the Purchaser hereunder.

               (g)       Counterparts: Successors and Assigns. This Agreement
                         ------------------------------------
     may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. This Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns; provided, however that the Company may not, in whole or in part, assign or otherwise transfer, sell, subcontract, pledge or grant a security interest in any of its rights or delegate any of its duties hereunder without the prior written consent of the Purchaser. Any such purported or attempted transfer without the prior written consent of the Purchaser shall be null and void. The Purchaser may sell, assign, convey, hypothecate, pledge or in any way transfer, in whole or in part, without restriction, its rights hereunder, including but not limited to an assignment whereby this Agreement remains in effect between the Purchaser and the Company as to certain Mortgage Loans but is assigned to a third party or parties as to other Mortgage Loans.

               (h)       Other Agreements Superseded. This Agreement supersedes
                         ---------------------------
     all prior agreements and understandings relating to the subject matter hereof.

               (i)       No Partnership. --Nothing herein contained shall be
                         --------------
     deemed or construed to create a partnership or joint venture between the parties hereto, and at all times the Company shall act and represent itself solely as an independent contractor of the Purchaser.

               (j)       Authorized Representatives. The Purchaser shall be
                         --------------------------
     entitled to rely without investigation that any Person holding themselves out to be a representative of the Company for purposes of signing this Agreement or any other document delivered in connection with this Agreement or taking other action pursuant to the Agreement including but not limited to oral discussions was, at the respective times of such signing or actions, a duly elected or appointed, qualified and authorized representative of the Company, and the execution or deliver of the Agreement or any document pursuant to the Agreement and the taking of any other actions, including but not limited to oral discussions, shall be conclusive evidence of such authorization.

FUNB  __________________________________________________________________________

      Page 6                                                  September 20, 1996

FUNB  __________________________________________________________________________

          IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                   First Union National Bank of North Carolina



                                   By:__________________________________________
                                   Name:  Joseph K. Brick
                                   Title: President




                                                           _____________________


                                   By:__________________________________________
                                   Name:
                                   Title:

FUNB  __________________________________________________________________________

      Page 7                                                  September 20, 1996

FUNB  __________________________________________________________________________


                                   EXHIBITS

     EXHIBIT A           -    SELLER/SERVICER APPLICATION
     EXHIBIT B           -    FORM OF OFFICERS' CERTIFICATE
     EXHIBIT C           -    FORM OF OPINION OF COUNSEL TO THE COMPANY

FUNB  __________________________________________________________________________

      Page 8                                                  September 20, 1996

FUNB  __________________________________________________________________________


                                   EXHIBIT A

                          SELLER/SERVICER APPLICATION

      __________________________________________________________________________

     Instructions: Please complete the following information and return to First Union within 90 days. Please note that your institution is referred to as the "Company" throughout this Application. Please type all information. If the information requested cannot be completed in the space allowed, please use an attachment indicating that it is part of this Application and the item it addresses.

     1)   SERVICER INFORMATION

          A)   Company Name:         EMB Mortgage Corporation
                            ---------------------------------------------------

          B)   Home Office Address:   3200 Bristol Street 8th Floor
                                    -------------------------------------------
                                      Costa Mesa, CA 92626
                                    -------------------------------------------
          C)   Mailing Address:        SAME
                                -----------------------------------------------
                                _______________________________________________

          D)   Telephone:          (714)437--0700
                            ---------------------------------------------------
          E)   Tax ID#:            33--0581713
                        -------------------------------------------------------

          F)   Please attach a list of all branch offices

________________________________________________________________________________

     2)   TYPE OF INSTITUTION   01
                             -----------

          01 Mortgage Company                06 State Chartered Savings Bank              11 State Credit Union
          02 Federal Savings & Loan          07 Federally Chartered Commercial Bank       12 Investment Bank
          03 State Savings & Loan            08 State Chartered Commercial Bank           13 Finance Company
          04 Insurance Company               09 Mutual Savings Bank                       14 Other - Explain
          05 Federally Chartered Savings     10 Federal Credit Union
             Bank

________________________________________________________________________________

     3)   RELATED MORTGAGE SERVICING APPROVALS

          A)   FNMA (Conv.)SELLER/SERVICER

               Yes[_]     No[X]

               If Yes, #___________________________________

          Date Approved:___________________________________

FUNB  __________________________________________________________________________

      Page 1                                                  September 20, 1996

FUNB  __________________________________________________________________________


     B)   FHLMC SELLER/SERVICER

          Yes [_]  No[X][X]

          If Yes, #__________________________________

          Date Approved:_____________________________

     C)   GNMA SELLER/SERVICER

          Yes [_]  No[X][X]

          If Yes, #__________________________________

          Date Approved:_____________________________

     D)   OTHER CONDUITS

          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

________________________________________________________________________________

4)   PRINCIPAL OFFICERS

     List the top ten principal officers of the Company including those responsible for origination and servicing.

                    Name                      Title & Responsibilities
                    ----                      ------------------------

     1)   Joseph K. Brick                President
          ----------------------------   -----------------------------------
     2)   William V. Perry               CEO
          ----------------------------   -----------------------------------
     3)   Ben Crocker                    Sr. Vice President, National
          ----------------------------   -----------------------------------
                                         Operations Manager
                                         -----------------------------------
     4)   Tom Golden                     Vice President-Wholesale Manager
          ----------------------------   -----------------------------------
     5)   Bruce Brosky                   Executive Vice President-Market
          ----------------------------   -----------------------------------
     6)   Robert Fisher                  Manager of Servicing
          ----------------------------   -----------------------------------
     7)   Janet Honaker                  Manager of Processing/Funding
          ----------------------------   -----------------------------------
     8)   Christie Craghill              Manager of Retail
          ----------------------------   -----------------------------------
     9)   Dan Perez                      Co-Manager of the Credit Union
          ----------------------------   -----------------------------------
     10)  Brian Penderghast              Co-Manager of the Credit Union
          ----------------------------   -----------------------------------

________________________________________________________________________________


FUNB  __________________________________________________________________________

      Page 2                                                  September 20, 1996

FUNB ___________________________________________________________________________

5)   KEY CONTACTS:                      Name                    Phone #            Fax II #
                                        ----                    -------            --------
     A) l) Selling Manager:         Christie Craghill        714--424--7741
                                    -----------------        --------------      _______________

        2) Servicing Manager:       _________________        ______________      _______________

        3) Secondary Marketing      Robert Fisher            714--424--7750      714--825--0595
                                    -----------------        --------------      ---------------
            Manager:

        4) Underwriting Manager:    C--MAC #36702--000       714--424--7726
                                    ------------------       --------------      _______________

        5) Accounting Manager:      Pete Elliott             714--424--7709      714--825--0291
                                    ------------------       --------------      --------------

      B) Number of origination employees:  17
                                         -----------------------

      C) Number of loan administration employees:  6
                                                 ---------------

________________________________________________________________________________

6)   ORGANIZATIONAL CHANGES

     Describe any major organizational changes which the Company has undergone, are contemplated or are pending such as mergers, sales, acquisitions, divestitures or restructuring? If none, indicate "not applicable".
                               NONE
               -----------------------------------------------------------------
               _________________________________________________________________
               _________________________________________________________________

________________________________________________________________________________

7) List names of affiliated companies, their relationship, and their institutional type, (i.e., mortgage banker, savings and loan or savings and loan holding company, commercial bank holding company, savings, bank, insurance company, investment bank, credit union builder, realtor or diversified financial servicing conglomerate, etc.) and its (their) relationship to the Company.
               EMB Corporation is 100% owner of EMB Mortgage Corporation
               -----------------------------------------------------------------
               _________________________________________________________________
               _________________________________________________________________

________________________________________________________________________________

8)   INSURANCE
      A)  Fidelity Insurance Coverage: $ 300, 000    Name of Carrier: Reliance Insurance Company
                                         --------                     --------------------------
          Deductible: $10,000  Renewal Date: 10/7/97   Policy Number:  B274-6133
                       ------                -------                   ---------
          Type(s): A,B,C   Blanket Bond:______  Individual:_____ Direct Surety: ______  Other: ________
                   -----
      B)  Errors and Omissions Coverage: $1,000,000   Name of Carrier: American International Spec.
                                          ---------
                                                                        Lines Insurance Company
          Deductible: $10,000   Renewal Date: 9/20/97    Policy Number:  243-58-88
                       ------                 -------                    ---------

          Provides for coverage per mortgage________________________ Per Loss________________________

FUNB ___________________________________________________________________________

     Page 3                                                   September 20, 1996

FUNB ___________________________________________________________________________


     C) Is a mortgage impairment, mortgagee interest or similar blanket policy maintained?

          Yes [X]   No[_]

          Name of Carrier:   CMAC             Deductible:$________________
                           -----------------

          Renewal Date:    9/29/97            Policy Number: 36702-000
                       --------------------                 --------------------

          If no, please explain: _______________________________________________

     D) Have there been any changes, reductions, or cancellations of the above prior policies in the past twelve months?
          Yes [_] No [X]

          If yes,please explain: ______________________________________________

     E) Do the foregoing policies protect First Union and its successors and assigns as investor, against losses to First Union and its successors and assigns resulting from dishonesty or fraud committed by any partner, sole proprietor or major shareholder of the service?
          Yes [_]  No[_]


     F) Does the policy name First Union and its successors and assigns as investor as loss payee on payments for losses to First Union from acts by the insured? Yes [_] No [_]

     G) Does the insurance coverage listed meet all First Union's requirements? Yes [_] No [_]

________________________________________________________________________________

9)   LEGAL STATUS

     List on an attachment any pending or threatened litigation; any taxes assessed or proposed; any injunctions, consent decrees, court orders, settlement agreements or other similar obligations; any other contingent or accrued liabilities.
________________________________________________________________________________

10)  AUDIT REQUIREMENTS

     A) Attach the Company's year-end audited financial statements for the prior two fiscal years. If such statements are not currently available, the Company will deliver them to First Union or before
          _____________________________________

     B)   Please provide copies of the most recent of the following items:

          - Examination Report in conformity with the Uniform Single Audit Program for Mortgage Bankers
          - Parent company's most recent audited financial statement (if applicable)
          - Most recent audit letters/reviews of agencies (FHLMC, FNMA, HUD & other)

     C) In the past twelve months have any of the Company's selling or servicing contracts been suspended or terminated? Yes [_] No [X]

          If yes, please explain: ______________________________________________


FUNB ___________________________________________________________________________

     Page 4                                                   September 20, 1996

FUNB ___________________________________________________________________________


     D) In the past twelve months has the Company transferred any servicing (including any transfers to affiliate(s))? Yes [_] No[_]

          If yes, please explain:_______________________________________________

     E) List name and address of any subservicer(s) that the Company is currently using or contemplates using to perform servicing for First Union.

          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

________________________________________________________________________________

11)  QUALITY CONTROL PLAN

     Attach a current copy of the Company's Quality Control Plan

________________________________________________________________________________

12)  WAREHOUSE LINE

     A) List the name of the bank(s) providing the Company's warehouse line(s). Please list the contact names at the banks involved.

                Bank                 Contact           Phone #
                ----                 -------           -------

                ICI                Tom Golden        800--329--3038
          --------------        ---------------     ----------------
          ______________        _______________     ________________
          ______________        _______________     ________________

     B)   Total amount of the warehouse line(s): $______________

________________________________________________________________________________

13)  ORIGINATION VOLUME

     Total originations ($ volume) for previous fiscal year:

                                               Commercial/
                       1-Unit     2-4 Unit     Multifamily      TOTAL
     Fl-IA/VA          ________   __________   ____________     __________

     Conventional      73,892,884              1,685,000        75,577,884.00
                      ---------- __________   ------------   -------------

     Total            ________   __________   ____________   __________

________________________________________________________________________________

14)  SERVICING PORTFOLIO

     Mortgage Servicing Portfolio as of:  0          $(____________)
                                        ----------

FUNB ___________________________________________________________________________

     Page 5                                                   September 20, 1996

FUNB ___________________________________________________________________________

                                        Fixed Rate                    ARMs              Total
                                        ----------                    ----              -----
                                 $ Volume       # Loans        # Volume    # Loans         $ Volume     # Loans
                                 --------       -------        --------    -------         --------     -------
     FNMA

     FHLMC

     GNMA

     Held in
      Portfolio

     Affiliate

     First Union

     Largest Private

     2nd Largest
      Private

     3rd Largest
      Private

     Other Private

Total                            --------       -------        --------    -------         --------     -------

Please attach a list of the 10 largest concentrations by state, in terms of dollar volume and number of loans.

________________________________________________________________________________

15)  DELINQUENCIES AND FORECLOSURES

     Please indicate the most recent delinquency and foreclosure ratios on your total servicing portfolio for all investors excluding loans held in portfolio, as of___________________________

     BY PERCENT OF TOTAL NUMBER OF LOANS:

                           FHA/VA               CONVENTIONAL         TOTAL
     DELINQUENCIES
     -------------
     60 days    ________________

     90 days

     Total

FUNB ___________________________________________________________________________

     Page 6                                                   September 20, 1996

FUNB ___________________________________________________________________________


     FORECLOSURES  ___________       ___________            None
                                                          --------
     BY PERCENT OF TOTAL DOLLAR VOLUME OF LOANS:

                           FHA/VA             CONVENTIONAL       TOTAL
     DELINQUENCIES
     -------------
     60 days               ___________        ___________        ___________

     90 days               ___________        ___________        ___________

     Total                 ___________        ___________        ___________

     FORECLOSURES               0
                           -----------        ___________        ___________

________________________________________________________________________________

16)  BANK ACCOUNTS

     A) As described in the attachment, please verify each account number and depository institution established to maintain monies for First Union loans.

     B)   Are there any exceptions? Yes [_] No [_]

          If yes, please list the exceptions on an attachment.

________________________________________________________________________________

     As an officer of the Company, I certify that all the above statements and any attachments and explanatory material provided are true, correct and complete as of the date hereof.

                               OFFICER SIGNATURE: ____________________________

                               OFFICER NAME:       Joseph Brick
                                                  ----------------------------

                               TITLE:             President
                                                  ----------------------------

                               DATE:              ____________________________



FUNB ___________________________________________________________________________

     Page 7                                                   September 20, 1996

FUNB ___________________________________________________________________________

                                   EXHIBIT B

                             OFFICERS' CERTIFICATE
                               SEPTEMBER  ,1997
                               -----------    -


          I, Joseph Brick, hereby certify to First Union National Bank of North
             ------------
Carolina (the "Purchaser"), that I am the duly elected President of EMB
                                                       ---------    ---
Mortgage Corp. (the "Company") and further certify as follows:
-------------

          1. Set forth below is a true and correct copy of resolutions authorizing the Company to sell and/or service the Mortgage Loans subject to the Mortgage Loan Seller/Servicing Agreement between the Company and the Purchaser (the "Agreement") and the FUNB Seller Guide and the FUNB Servicer Guide, as the case may be:

                         The Company is hereby authorized to sell Mortgage Loans
               to First Union National Bank of North Carolina ("Purchaser") from time to time on a servicing released or servicing retained basis pursuant to the terms of the Mortgage Loan Seller/Servicer Agreement (the "Agreement"), all as more fully set forth in the Agreement; and further the president, any vice president, any assistant vice president, secretary or assistant secretary of the Company are hereby authorized in the name of and on behalf of the Company to enter into, execute, deliver and perform the agreement, and the execution of the Agreement shall be conclusive evidence that the Agreement is acceptable to and binding on the Company; and further that the president, any vice president, any assistant vice president, secretary or assistant secretary of the Company are authorized to execute and deliver such further certificates, documents, instruments and agreements or take such other actions as are reasonably necessary and appropriate to carry out the foregoing resolutions.

          2. Each of the following persons who as an officer or representative of the Company, signed the Agreement and any other document delivered in connection with the Agreement, was, at the respective times of such signing and delivery, and is now duly elected or appointed, qualified, and acting as such officer or representative, and the signature of such person, as set forth below opposite his or her name, is his or her genuine signature.

          3. Each person described in Section 10(j) of the Agreement, including but not limited to the following persons, are the authorized Representatives (as defined in the guide) of the
               Company:

                      Name                 Title               Signature
                      ----                 -----               ---------
                  Joseph Brick           President
                  ----------------       -------------     _________________

                  William V. Perry         CEO
                  ----------------       -------------     _________________

                  ----------------       -------------     _________________

                  ----------------       -------------     _________________

          4. The sale and delivery of the Mortgage Loans from the Company to the Purchaser is being made in good faith and without intent to hinder, delay, or defraud present or future creditors of the Company or to prefer one creditor of the Company to another.

          5. As a result of the sale and delivery of the Mortgage Loans by the Company to the Purchaser, the Company has neither committed an act of insolvency nor will it be insolvent, and the Company has no intent or belief that it will incur debts beyond its ability to pay such debts as they mature.

          6. The Company is not engaged or about to be engaged in business or a transaction from which the property remaining with the Company is unreasonably small capital.

          7. There exists no default or breach under the Agreement on the date hereof.

          Capitalized terms used herein and not otherwise defined are, unless the context otherwise requires, used as defined in the Agreement.



FUNB ___________________________________________________________________________

     Page 1                                                   September 20, 1996

FUNB ___________________________________________________________________________

          IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized officer as of the day and year first above written.



                                By: __________________________

                                   Name:______________________

                                   Title:_____________________



          I, ____________________, _____________________ of ____________________
______________________________________________________________ (the "Company")
hereby certify that ________________________________________ is the duly elected, qualified and acting _____________________ of the Company and that the signature appearing above is his genuine signature.

          IN WITNESS WHEREOF, I have hereunder signed my name as of the day and year first above written.


                             By:_______________________________________

                             Name:_____________________________________

                             Title:____________________________________



FUNB ___________________________________________________________________________

     Page 2                                                   September 20, 1996

FUNB ___________________________________________________________________________

                                   EXHIBIT C

                   FORM OF OPINION OF COUNSEL TO THE COMPANY


          The opinion of counsel to the Company called for by the Agreement shall be dated the Effective Date, shall be addressed to First Union National Bank of North Carolina, shall be satisfactory in form and substance to First Union National Bank of North Carolina and its counsel, and together with appropriate assumptions and limitations shall be to the effect that:

          1. The Company has been duly organized under the laws of the State of_________________ and is validly existing and in good standing under such laws as of the date hereof. The Company has the necessary power and authority and the legal right to own its.properties and assets and to transact the business in which it is presently engaged and to own, transfer and convey mortgage loans to the Purchaser.

          2. The Company has the necessary power and authority and approvals and is duly authorized to execute, deliver and perform the Agreement and all other agreements or instruments contemplated thereby (the "Transfer Documents") to which it is a party and to perform the obligations contemplated thereby.

          3. Neither the execution and delivery of the Transfer Documents to which the Company is a party, nor the consummation of the transactions contemplated by the Transfer Documents, (i) will violate, result in a breach of, constitute a default under or conflict with any law, rule, regulation, judgment, license, order, decree, injunction or permit, or any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which the Company or its assets may be bound or to which the Company may be subject, or (ii) violate any provision of the Company's articles of incorporation or bylaws or (iii) result in the imposition of any lien, charge or encumbrance upon the Company's assets or upon the Mortgage Loans. No consent, approval, authorization, license or order of any court, governmental authority or third party is required in connection with the execution and delivery by the Company of the Transfer Documents to which it is a party, or for the consummation of the transactions contemplated thereby.

          4. The Transfer Documents to which the Company is a party have been duly and validly authorized, executed and delivered by the Company and are the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and by applicable laws and principles of equity that may affect the availability of remedies (whether such enforcement is considered in a proceeding in equity or at law).

          5. There are no actions, suits or legal, equitable, arbitration or administrative proceedings pending, or threatened or expected, against the Company or any of its officers or directors, which (i) seek to limit, restrict, or prevent the consummation of the transactions contemplated in the Transfer Documents, (ii) seek to prevent the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated by the Transaction Documents or (iii) either in any one instance or in the aggregate are likely to result in a material adverse change in the business, operations, financial condition, properties, or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company.


FUNB ___________________________________________________________________________

     Page 1                                                   September 20, 1996

FUNB ___________________________________________________________________________

          6. Immediately upon the transfer and assignment of the Mortgage Loans to the Purchaser by the Company in the manner contemplated in the FUNB Seller Guide, the Purchaser shall have good and indefeasible title to, and the Purchaser shall be the sole owner of, and shall obtain all right, title and interest of the Company in and to the Mortgage Loans, free and clear of any claim, lien, charge, mortgage, encumbrance or rights of the Company, creditors of the Company or others, subject to the proper recordation of assignments of mortgages securing the Mortgage Loans.

          7. The sale of the Mortgage Loans as and in the manner contemplated in the Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Company as note holder and mortgagee.



FUNB ___________________________________________________________________________

     Page 2                                                   September 20, 1996